UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2007

SHINE MEDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52234	20-3086866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 29, Central Plaza, 381 Huai Hai Zhong Road, Shanghai 200020, China	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 86 21 63916188

___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Dismissal of Auditors

On May 8th, 2007, the Board of Directors of Shine Media Acquisition Corporation (the “Registrant”) dismissed Goldstein Golub Kessler LLP ("GGK") as the Registrant’s principal accountants, effective May 8th, 2007.

GGK had reported on and audited the Registrant’s financial statements for the year ended December 31, 2006 and for the periods ended July 18th, 2005; February 28, 2006; July 31st, 2006; and October 31st, 2006 as part of the Registrant’s Registration Statements Form S-1 submissions; and for the Registrant’s Current Reports on Form 8-K filed on January 8th, 2007, subsequent to the Registrant’s Initial Public Offering (“IPO”) exercise. None of the audit reports of GGK on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years ended December 31, 2006 and the subsequent interim period ended May 8th, 2007, there were no disagreements with GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of GGK’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

Appointment of New Auditors

On May 8th, 2007, the Board of Directors of the Registrant engaged Kabani & Company, Inc ("Kabani") with address at 6033 West Century Boulevard, Suite 810, Los Angeles, California 90045, as the new principal accountant to audit its financial statements, effective May 8th, 2007. Kabani, the Registrant's successor auditors, will provide auditing services for the Registrant , which is a United States company according to the United States generally accepted accounting principles. The Board of Directors of the Registrant believes that Kabani should be able to better service the Registrant's needs in the People’s Republic of China.

During the fiscal years ended December 31, 2006, and 2005, neither the Registrant nor anyone on its behalf has consulted Kabani with respect to any accounting or auditing issues involving the Registrant. In particular, there was no discussion with Kabani regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

16.1	Letter from Goldstein Golub Kessler LLP to the SEC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2007	SHINE MEDIA ACQUISITION CORP.

	By:	/s/ David Chen
Name: David Chen
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

16.1	Letter from Goldstein Golub Kessler LLP to the SEC